UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2016

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 609-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This amendment No. 1 amends the Current Report on Form 8-K filed by Houston Wire & Cable Company (“HWC”) on October 5, 2016 (the “October 8-K”) reporting HWC’s acquisition of Vertex Corporate Holdings, Inc. and its subsidiaries (“Vertex”) from DXP Enterprises Inc.

Item 9.01. Financial Statements and Exhibits.

HWC has engaged independent public accountants to perform the audit of the financial statements of Vertex for the year ended December 31, 2015, incorporating the balance sheet at that date and the income and cash flow statements for the twelve months then ended. The audit work is still in progress, so additional time will be needed to complete the audit and a final Form 8-K/A including the necessary financial statements and exhibits will be filed at that time.

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2016	HOUSTON WIRE & CABLE COMPANY

By:	/s/ Nicol G. Graham
	Name:	Nicol G. Graham
	Title:	Vice President and Chief Financial Officer